UNITED STATES
SECURITIES AND EXCHANGE COMMISSSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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WATERSTONE FINANCIAL, INC.
______________________________________
(Name of Registrant as Specified In Its Charter)
______________________________________
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TABLE OF CONTENTS

WATERSTONE FINANCIAL, INC.
PROXY STATEMENT

April 6, 2017

Dear Fellow Shareholder,

We invite you to attend the Waterstone Financial, Inc. Annual Meeting of Shareholders, which will be held at WaterStone Bank SSB, 11200 W. Plank Ct., Wauwatosa, Wisconsin at 9:00 a.m., Central Time, on Tuesday, May 16, 2017.

We are once again furnishing proxy materials to our shareholders over the internet, as permitted by rules adopted by the Securities and Exchange Commission.  You may read, print and download our 2016 Annual Report to Shareholders on Form 10-K and our Proxy Statement at www.proxyvote.com.  On April 6, 2017, we mailed our shareholders a notice containing instructions on how to access these materials and how to vote their shares online.  The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by e-mail.  If you requested your materials via e-mail, the e-mail contains voting instructions and links to the materials on the internet.

You may vote your shares by internet, by telephone, by regular mail or in person at the Annual Meeting.  Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

The proxy materials describe the formal business to be transacted at the Annual Meeting.  Included in the materials is our Annual Report on Form 10-K, which contains detailed information concerning our activities and operating performance.

On behalf of the board, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted.

Sincerely,
DOUGLAS S. GORDON
Chief Executive Officer

WATERSTONE FINANCIAL, INC.

11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
 (414) 761-1000
______________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 TO BE HELD ON MAY 16, 2017
_____________________________

To the Shareholders of Waterstone Financial, Inc.:

The 2017 annual meeting of shareholders of Waterstone Financial, Inc. will be held on Tuesday, May 16, 2017, at 9:00 a.m., Central Time, at WaterStone Bank SSB, 11200 W. Plank Ct., Wauwatosa, Wisconsin for the following purposes:
(1)	Electing two directors to serve for a term expiring in 2020;
(2)	Approving an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement;
(3)	Ratifying the selection of RSM US LLP as Waterstone Financial, Inc.'s independent registered public accounting firm; and

Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The board of directors has fixed March 22, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.  Only shareholders of record at the close of business on that date will be entitled to vote at the annual meeting and any adjournments thereof.
We call your attention to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the annual meeting.  Please read it carefully.

By Order of the Board of Directors

William F. Bruss
Executive Vice President and Secretary
Wauwatosa, Wisconsin
April 6, 2017

PROXY STATEMENT
WATERSTONE FINANCIAL, INC.
11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
 (414) 761-1000
______________________
SOLICITATION AND VOTING
This Proxy Statement and accompanying Proxy Card are furnished to the shareholders of Waterstone Financial, Inc. ("Waterstone Financial" or the "Company") in connection with the solicitation of proxies by the Waterstone Financial board of directors for use at the annual meeting of shareholders on Tuesday, May 16, 2017, and at any adjournment of the meeting.  The 2016 Annual Report on Form 10‑K is enclosed with the Proxy Statement and contains business and financial information concerning us.  Our proxy materials are being made available to shareholders on or about April 6, 2017.
Record Date and Meeting Information.  The board of directors has fixed March 22, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.  Only holders of record of our common stock, the only class of voting stock of Waterstone Financial outstanding, as of the close of business on the record date are entitled to notice of and to vote at the annual meeting.  Each share of common stock is entitled to one vote.  At the record date, there were 29,432,773 shares of common stock issued and outstanding.
The board of directors of Waterstone Financial knows of no matters to be acted upon at the annual meeting other than as set forth in the notice attached to this Proxy Statement.  If any other matters properly come before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the proxy to vote such proxies in accordance with their best judgment on such matters.
Voting Your Shares.  Any shareholder entitled to vote at the annual meeting may vote either in person, by a properly executed proxy or online as described in the notice to shareholders and the proxy card.  Shares represented by properly executed proxies received by Waterstone Financial will be voted at the annual meeting, or any adjournment thereof, in accordance with the terms of such proxies, unless revoked.  Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.
A shareholder may revoke a proxy at any time prior to the time when it is voted by filing a written notice of revocation with our corporate secretary at the address set forth above, by delivering a properly executed proxy bearing a later date, using the internet or telephone voting options explained on the Proxy Card, or by voting in person at the annual meeting.  Attendance at the annual meeting will not in itself constitute revocation of a proxy.  If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder in order to vote in person at the annual meeting.

Shares in Employee Plans.  Any shareholder who owns shares through an allocation to that person's account under the WaterStone Bank SSB Employee Stock Ownership Plan (the "ESOP") or who has purchased shares in the Employer Stock Fund in the Waterstone Bank SSB 401(k) Plan (the "401(k) Plan") will receive separate Vote Authorization Forms to instruct the ESOP Trustee and 401(k) Plan Trustee how to vote those shares.  The deadline for returning instructions is May 9, 2017.  The Trustee of both the ESOP and 401(k) Plan, Principal Trust Company, will vote shares allocated to a plan participant's account in accordance with the participant's instructions.  Upon the direction of the plan administrator, the Trustee will vote the unallocated ESOP shares and any allocated ESOP shares for which no voting instructions are received in the same proportion as allocated shares for which it has received voting instructions.  In addition, the Trustee will vote unvoted shares allocated to participants' accounts in the 401(k) Plan in accordance with directions received from the plan administrator.
Quorum and Required Vote.  A majority of the votes entitled to be cast by the shares entitled to vote, represented in person or by proxy, will constitute a quorum of shareholders at the annual meeting.  Shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of establishing a quorum.  The inspector of election appointed by the board of directors will count the votes and ballots at the annual meeting.
As to the election of directors, shareholders may vote "FOR" or "WITHHELD" as to each or all of the nominees.  A plurality of the votes cast at the annual meeting by the holders of shares of common stock entitled to vote is required for the election of directors.  In other words, the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors in a class to be chosen at the annual meeting.  With respect to the election of directors, any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes.
As to the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement, a shareholder may:  (i) vote "FOR" the resolution; (ii) vote "AGAINST" the resolution; or (iii) "ABSTAIN" from voting on the resolution.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected on the proxy card, is required for the approval of this non-binding resolution.  While this vote is required by law, it will neither be binding on Waterstone Financial, Inc. or the board of directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on Waterstone Financial, Inc. or the board of directors.
As to the ratification of the independent registered public accounting firm, shareholders may vote "FOR" or "AGAINST," or may "ABSTAIN" from voting on the matter.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected on the proxy card, is required to ratify RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2017.
Expenses and Solicitation.  We will pay expenses in connection with the solicitation of proxies.  Proxies will be solicited principally by mail, but may also be solicited by our directors, officers and other employees in person or by telephone, facsimile or other means of communication.  Those directors, officers and employees will receive no compensation therefor in addition to their regular compensation, but may be reimbursed for their related out-of-pocket expenses.  Brokers, dealers, banks, or their nominees, who hold common stock on behalf of another will be asked to send proxy materials and related documents to the beneficial owners of such stock, and we will reimburse those persons for their reasonable expenses.

    Limitations on Voting.  The Company's Articles of Incorporation provide that, subject to certain exceptions, record owners of the Company's common stock that is beneficially owned by a person who beneficially owns in excess of 10% of the Company's outstanding shares are not entitled to any vote any of the shares held in excess of the 10% limit.
BENEFICIAL OWNERSHIP OF COMMON STOCK
Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934.  The following table sets forth, as of March 22, 2017, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock, as well as by our directors, executive officers and directors and executive officers as a group.
Name of Beneficial Owner	Total Shares Beneficially Owned (1)(2)		Percent of All Common Stock Outstanding

5% or Greater Shareholders
Homestead Partners LP Homestead Odyssey Partners LP Arles Partners LP Arles Advisors Inc Warren A. Mackey 40 Worth Street, 10th Floor, New York, New York 10013	1,674,764	(3)	5.7%

Renaissance Technologies LLC Renaissance Technologies Holdings Corporation 800 Third Avenue, New York, New York 10022	2,363,274	(4)	8.0%

BlackRock, Inc. BlackRock Inc. 55 East 52nd Street, New York, NY 10055	1,467,103	(6)	5.0%

Dimensional Fund Advisors LP Building One 6300 Bee Cave Road, Austin, Texas 78746	1,474,812	(5)	5.0%

Delaware Charter Guarantee & Trust Company dba Principal Trust Company as Trustee for the 2010 Amended and Restated Waterstone Bank SSB Employee Stock Ownership Plan and the Waterstone Bank 401(K) Plan 1013 Centre Road Suite 300, Wilmington Delaware 19805-1265	2,661,033	(7)	9.0%

Directors and Executive Officers
Rebecca M. Arndt	88,334		*
Ellen S. Bartel	60,734		*
William F. Bruss	125,665		*
Thomas E. Dalum	150,127		*
Eric J. Egenhoefer	104,136		*
Mark R. Gerke	60,691		*
Kevin P. Gillespie	12,000		*
Douglas S. Gordon	528,283		1.8%
Michael L. Hansen	291,413		*
Patrick S. Lawton	255,990		*
Kristine A. Rappé	66,318		*
Stephen J. Schmidt	95,078		*

All directors and executive officers as a group (12 persons) (8)	3,630,466		12.3%
______________________
*	Less than 1%.
(2)
Unless otherwise noted, the specified persons have sole voting and dispositive power as to the shares. Number of shares identified as indirect beneficial ownership with shared voting and dispositive power: Ms. Arndt – 41,845; Ms. Bartel – 7,734, Mr. Bruss – 47,250; Mr. Dalum – 61,596; Mr. Gerke – 17,610; Mr. Gordon – 52,826; Mr. Hansen – 186,541; Mr. Lawton – 10,532; group – 2,217,361.  Includes the following shares underlying options which are exercisable within 60 days of March 22, 2017: Ms. Arndt – 10,390; Messrs. Bartel, Dalum, Hansen, Lawton, Rappe and Schmidt – 25,000 shares each; Mr. Bruss – 50,405; Mr. Egenhoefer – 58,865; Mr. Gerke – 7,292; Mr. Gillespie – 12,000; Mr. Gordon – 60,000; all directors and executive officers as a group – 348,651.

(3)	Based on a Schedule 13D filed with the Securities and Exchange Commission on May 18, 2015.
(4)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2017.
(5)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2017.
(6)	Based on a Schedule 13G filed with the Securities and Exchange Commission on March 9, 2017.
(7)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on April 14, 2016.  Such total includes shares purchased by plan participants in the Employer Stock Fund within the Waterstone Bank SSB 401(k) Plan, as well as allocated and unallocated shares held in trust within the WaterStone Bank SSB Employee Stock Ownership Plan.

(8)
The total for the group (but not any individual) includes 1,791,427 unallocated shares held in the employee stock ownership plan, as to which voting and dispositive power is shared. As administrator, WaterStone Bank SSB ("WaterStone Bank" or the "Bank") (through its ESOP Committee) may direct the ESOP Trustee to vote shares which have not yet been allocated to participants, provided that such vote is required to be made in the same proportion as allocated voted shares unless it is determined that to do so would not be in the best interest of participants and beneficiaries of the ESOP. Employees may vote the shares allocated to their accounts; the administrator will vote unvoted shares in its discretion. Allocated shares are included only if allocated to listed executive officers, in which case they are included in those individuals' (and the group's) beneficial ownership.

PROPOSAL 1  – THE ELECTION OF DIRECTORS
Waterstone Financial's Board of Directors consists of seven members.  Our bylaws provide that approximately one-third of the directors are to be elected annually. Directors of Waterstone Financial are generally elected to serve for a three-year period and until their respective successors have been elected. Directors Michael L. Hansen and Stephen J. Schmidt, whose terms expire at the annual meeting, are being nominated for re-election as directors, each for a term expiring at the 2020 annual meeting of shareholders.  Shares represented by proxies will be voted FOR the election of the nominees unless otherwise specified by the executing shareholder.  If a nominee declines or is unable to act as a director, proxies may be voted with discretionary authority for a substitute nominee designated by the board.  Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.
The following details include for each of our nominees and directors: their age as of December 31, 2016; the year in which they first became a director of WaterStone Bank; the year that their term expires; and their business experience for at least the past five years.  None of the directors listed below currently serves as a director, or served as a director during the past five years, of a publicly-held entity (other than Waterstone Financial).  The following also includes the particular experience, qualifications, attributes, or skills considered by the Nominating and Corporate Governance Committee that led the board of directors to conclude that such person should serve as a director of Waterstone Financial.  The mailing address for each person listed is 11200 West Plank Ct., Wauwatosa, Wisconsin 53226. The board of directors unanimously recommends that shareholders vote FOR the election of the director nominees listed below.

Name and Age	Principal Occupation and Business Experience	Director Since (1)

	Nominees for Terms expiring in 2020

Michael L. Hansen, 65 (4)(5)(6)	Business investor; current significant ownership interest in Jacsten Holdings LLC and Mid-States Contracting, Inc. In addition to extensive entrepreneurial experience, Mr. Hansen is a C.P.A. with 13 years of audit and tax experience at an international public accounting firm. Mr. Hansen brings this experience to the board of directors and to the audit committee in particular. Mr. Hansen has a B.B.A. from the University of Notre Dame.	2003

Stephen J. Schmidt, 55 (3)(4)(6)	President of Schmidt and Bartelt Funeral and Cremation Services. Mr. Schmidt has entrepreneurial experience and extensive community contact throughout the communities served by WaterStone Bank. Mr. Schmidt has an Associate's Degree from the New England Institute and a B.A. from the University of Wisconsin – Stevens Point.	2002
	Continuing Directors - Term expiring in 2018

Douglas S. Gordon, 59	Chief Executive Officer and President of Waterstone Financial and WaterStone Bank since January 2007; President and Chief Operating Officer of WaterStone Bank from 2005 to 2007; real estate investor. Mr. Gordon brings extensive prior banking experience as an executive officer at M&I Bank and at Security Savings Bank. He has extensive firsthand knowledge and experience with our lending markets and our customers. Mr. Gordon has a B.A. from the University of Wisconsin – Parkside and an M.B.A. from Marquette University.	2005

Patrick S. Lawton, 60 (2)(3)(6)	Managing Director of Fixed Income Capital Markets for Robert W. Baird & Co., Incorporated. As an R.W. Baird Managing Director, Mr. Lawton brings his investment portfolio expertise to the board of directors. Mr. Lawton has a B.S.B.A. and an M.B.A. from Marquette University.	2000
	Continuing Directors - Terms expiring in 2019

Ellen S. Bartel, 62 (3)(4)(5)
President of Divine Savior Holy Angels (DSHA) High School (Milwaukee, Wisconsin) since 1998 where she has achieved significant improvements in DSHA's curriculum, facilities, financial infrastructure, image, and reputation. Ms. Bartel has balanced DSHA's budget for 18 consecutive years, overseen endowment growth from under $1 million to over $14 million, and has developed recruitment strategies resulting in an incoming class wait list for 19 consecutive years. Prior to her employment at DSHA, Ms. Bartel held several positions at Alverno College (Milwaukee, Wisconsin) (1986 to 1997), with the most recent being Vice President of Institutional Advancement from 1994 to 1997.  Ms. Bartel's experience overseeing a large educational institution provides the board of directors with significant perspective on financial management and human resources matters.  Ms. Bartel has a B.A. and an M.S.A. from the University of Notre Dame.
		2013

Thomas E. Dalum, 76 (3)(5)	Former chairman and CEO of UELC, an equipment leasing company and of DUECO, an equipment manufacturer and distributor. Mr. Dalum brings an entrepreneurial background, a long-standing record of community involvement and public service plus more than 30 years of experience as a member of the WaterStone Bank board of directors. Mr. Dalum has a B.A. from the University of Notre Dame and an M.B.A. from Northwestern University.	1979

Kristine A. Rappé, 60 (5)(6)
Special advisor to the Wisconsin Energy Foundation (Milwaukee, Wisconsin) following a 30-year career with Wisconsin Energy Corporation. In her roles at Wisconsin Energy Corporation as Vice President of Customer Services (1994 to 2001), Vice President and Corporate Secretary (2001 to 2004) and Senior Vice President and Chief Administrative Officer (2004 to 2012), Ms. Rappé had responsibility for shared services including information technology, human resources, supply chain management, business continuity/corporate security, and the WEC Foundation. Ms. Rappé's experience overseeing a large corporate entity provides the board of directors with significant perspective on financial management and human resources matters, and she has a long-standing history of community involvement and public service.  Ms. Rappé has a B.A. from the University of Wisconsin – Oshkosh.
		2013

(1)
Indicates the date when director was first elected to the board of WaterStone Bank.  Messrs. Lawton, Hansen, Dalum, Schmidt and Gordon became directors of Waterstone Financial's predecessor federal corporation in 2005.  Ms. Bartel and Ms. Rappé became directors of Waterstone Financial in 2014.

(2)	Chairman of the Board and of WaterStone Bank, effective January 1, 2007.
(3)	Member of the compensation committee, of which Mr. Dalum is Chairman.
(4)	Member of the nominating committee, of which Mr. Schmidt and Ms. Bartel are Co-chairmen.
(5)	Member of the audit committee, of which Mr. Hansen is Chairman.
(6)	Member of the executive committee, of which Ms. Rappé is Chairman.

Information regarding named executive officers who are not directors of Waterstone Financial is set forth in the following table.  Except as noted below, each of these individuals has held that position for at least the past five years.

Name and Age	Offices and Positions with Waterstone Financial and WaterStone Bank	Executive Officer Since
William F. Bruss, 47	Executive Vice President since January 2015, Chief Operating Officer (appointed June 2013), General Counsel and Secretary, Waterstone Financial and WaterStone Bank	2005
Mark R. Gerke, 42	Chief Financial Officer since February 2016, Chief Accounting Officer (appointed 2014), Senior Vice President, Waterstone Financial and WaterStone Bank since 2014, Controller 2005 to February 2016	2016
Rebecca M. Arndt, 49	Senior Vice President – Retail Operations of WaterStone Bank	2006
Eric J. Egenhoefer, 41	President of Waterstone Mortgage Corporation	2008
Kevin P. Gillespie, 59	Chief Operating Officer of Waterstone Mortgage Corporation since May 2014, Regional Vice President of Envoy Mortgage 2013 to April 2014, Manager BBVA Compass 2012, Executive Vice President of Nationstar Mortgage Corporation from 2010 to 2011	2016

Board Meetings and Committees
The board of directors of Waterstone Financial met 12 times during the year ended December 31, 2016 on behalf of Waterstone Financial and an additional 12 times in their capacity as directors of WaterStone Bank. The board of directors consists of a majority of "independent directors" within the meaning of the NASDAQ corporate governance listing standards.  The board of directors determines the independence of each director in accordance with NASDAQ Stock Market rules, which include all elements of independence as set forth in the listing requirements for NASDAQ securities. The board of directors has determined that Directors Bartel, Dalum, Hansen, Lawton, Rappé and Schmidt are "independent" directors within the meaning of such standards. In evaluating the independence of our independent directors, we found no transactions between us and our independent directors that are not required to be reported in this proxy statement and that had an impact on our determination as to the independence of our directors.  Therefore, all members of the audit, compensation and nominating committees are "independent."  As part of their meetings, independent directors regularly met without management or non-independent directors present.  No member of the board of directors or any committee thereof attended fewer than 75% of the aggregate of:  (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the board of directors on which he or she served (during the periods that he or she served).
The audit committee of Waterstone Financial met 11 times during the year ended December 31, 2016.  The board of directors has determined that each member of the audit committee meets not only the independence requirements applicable to the committee as prescribed by the NASDAQ corporate governance listing standards, but also by the Securities and Exchange Commission.  On behalf of the audit committee, Mr. Hansen, its chair, also regularly consults with Waterstone Financial's independent registered public accounting firm about Waterstone Financial's periodic public financial disclosures.  The board believes that all of the members of the audit committee have sufficient experience, knowledge and other personal qualifications to be "financially literate" and to be active, effective and contributing members of the audit committee.  Mr. Hansen has been designated an "audit committee financial expert" pursuant to the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission regulations.  See also "Report of the Audit Committee" for other information pertaining to the audit committee.
The compensation committee of Waterstone Financial held five meetings during the year ended December 31, 2016.  Each member of the compensation committee is considered independent as defined in the NASDAQ corporate governance listing standards.  The compensation committee has the responsibility for and authority to either establish or recommend to the board: compensation policies and plans; salaries, bonuses and benefits for all officers; salary and benefit levels for employees; determinations with respect to stock options and restricted stock awards; and other personnel policies and procedures.  The compensation committee has the authority to delegate the development, implementation and execution of benefit plans to management.  See also "Compensation Discussion and Analysis" and "Compensation Committee Interlocks and Insider Participation" for other information pertaining to the compensation committee.
The nominating and corporate governance committee ("nominating committee") of Waterstone Financial held one meeting during the year ended December 31, 2016.  Each member of the nominating committee is considered "independent" as defined in the NASDAQ corporate governance listing standards.

The functions of the nominating committee include the following:

•	to lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareholder approval;
•	to review and monitor compliance with the requirements for board independence;
•	to review the committee structure and make recommendations to the board of directors regarding committee membership; and
•	to develop and recommend to the board of directors for its approval a set of corporate governance guidelines.

The nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service.  Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective.  If any member of the board of directors does not wish to continue in service, or if the committee or the board decides not to re-nominate a member for re-election, or if the size of the board of directors is increased, the nominating committee would solicit suggestions for director candidates from all board members.

Qualifications of director candidates are described in the Appendix to the Nominating and Corporate Governance Committee Charter.  Factors considered include strength of character, honesty and integrity, an inquiring and independent mind, judgment, skill, diversity, education, experience with businesses and other organizations, the interplay of the candidates' experience with the experience of other board members and the extent to which the candidate would be a desirable addition to the board and its committees.  Nominees must have a background which demonstrates an understanding of business and financial affairs and the complexities of a business organization.  Although a career in business is not essential, the nominee should have a proven record of competence and accomplishments through leadership in industry, education, the professions or government.  Areas of core competency that should be represented on the board as a whole include accounting and finance, business judgment, management, crisis response, industry knowledge, leadership and strategic vision.

The nominating committee will also take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an "audit committee financial expert."

The nominating committee will consider proposed nominees whose names are submitted to it by shareholders, and it does not intend to evaluate proposed nominees differently depending upon who has made the proposal.  Shareholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 11200 W. Plank Ct., Wauwatosa, WI 53226.  The Corporate Secretary must receive a submission not more than 110 days and not less than 80 days prior to the date of our next annual meeting.  The submission must include the following information:

•	a statement that the writer is a shareholder and is proposing a candidate for consideration by the nominating committee;
•
the name and address of the shareholder as they appear on our books and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided);

•	a statement of the candidate's business and educational experience;
•	such other information regarding the candidate as would be required to be included in the Proxy Statement pursuant to Securities and Exchange Commission Regulation 14A;
•	a statement detailing any relationship between us and the candidate;
•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;
•	detailed information about any relationship or understanding between the proposing shareholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a shareholder for presentation at an annual meeting of shareholders will also need to comply with any additional procedural and informational requirements we may adopt in the future, including those set forth in "Shareholder Proposals and Notices."
Waterstone Financial has adopted charters for the audit, compensation and nominating committees.  We will continue to respond to and comply with Securities and Exchange Commission and NASDAQ Stock Market requirements relating to board committees.  Copies of the charters for our audit, compensation and nominating committees (including director selection criteria) and other corporate governance documents can be found on our website, at www.wsbonline.com, on the "Corporate Overview" tab under the link "Investors."  If any of those documents are changed, or related documents adopted, those changes and new documents will be posted on our corporate website at that address.

Other Board and Corporate Governance Matters

Board Leadership Structure and Risk Oversight Role.  The role of chairman of the board of directors and chief executive officer of the Company are not currently held by the same person.  The chairman of the board has never been an officer or employee of the Company or WaterStone Bank.  The foregoing structure is not mandated by any provision of law or our articles of incorporation or bylaws, but the board of directors currently believes that this structure provides for an appropriate balance of authority between management and the board.  The board of directors reserves the right to establish a different structure in the future.
The board of directors of the Company, all of the members of which are also members of the board of directors of WaterStone Bank, is actively involved in the Company's and Bank's risk oversight activities, through the work of numerous committees of the Company and Bank, and the policy approval function of the board of directors of WaterStone Bank.
Communications between Shareholders and the Board.  A shareholder who wants to communicate with the board of directors or with any individual director can write to our Corporate Secretary at 11200 W. Plank Ct., Wauwatosa, WI 53226, Attention:  Board Administration.  The letter should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:
•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Director Attendance at Annual Shareholders' Meeting.  Waterstone Financial expects all of its directors to attend the annual meeting of shareholders. All directors attended our 2016 annual meeting of shareholders.
Code of Business Conduct and Ethics.  Waterstone Financial has adopted a code of business conduct and ethics that reflects current circumstances and Securities and Exchange Commission and NASDAQ definitions for such codes.  The code of business conduct and ethics covers us, WaterStone Bank and other subsidiaries.  Among other things, the code of business conduct and ethics includes provisions regarding honest and ethical conduct, conflicts of interest, full and fair disclosure, compliance with law, and reporting of and sanctions for violations.  The code applies to all directors, officers and employees of Waterstone Financial and subsidiaries.  We have posted a copy of the code of business conduct and ethics on our corporate website, at www.wsbonline.com, on the "Corporate Overview" tab under the link "Investors" and then  "Governance Documents."  As further matters are documented, or if those documents (including the code of business conduct and ethics) are changed, waivers from the code of business conduct and ethics are granted, or new procedures are adopted, those new documents, changes and/or waivers will be posted on the corporate website at that address.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary. It is the intent of the Compensation Committee to provide our Named Executive Officers with a total compensation package that is market competitive, promotes the achievement of our strategic objectives and is aligned with operating and other performance metrics to support long-term shareholder value.  In addition, we have structured our executive compensation program to include elements that are intended to create appropriate balance between risk and reward.
Compensation Philosophy.  The primary objectives of our executive compensation programs are to attract and retain highly-qualified executives and to encourage extraordinary management efforts through well-designed incentive opportunities, with the goal of improving the performance of Waterstone Financial, Inc. and its subsidiaries consistent with the interests of our shareholders.   We base our compensation decisions on three basic principles:
•
Meeting the Demands of the Market – Our goal is to compensate our employees at competitive levels that position us as the employer of choice among our peers who provide similar financial services in the markets we serve.

•
Aligning with Shareholders – We intend to use equity compensation as a key component of our compensation mix to develop a culture of ownership among our key personnel and to align their individual financial interests with the interests of our shareholders.

•	Driving Performance – We base compensation in part on the attainment of company-wide, business unit and individual targets that return positive results to our bottom line.
Executive compensation includes base salary, discretionary bonus and equity incentive awards. The programs are intended to reward the accomplishment of strategic plan goals and objectives as evaluated by members of the compensation committee.  They are further intended to reward enhanced shareholder value as measured by the trading price of our common stock.
Effect of 2016 Advisory Vote on Named Executive Officer Compensation.  At our 2016 Annual Meeting, we provided our shareholders with the opportunity to cast an advisory vote on executive compensation (a "say-on-pay proposal").  At our 2016 annual meeting of shareholders, 83.7% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms shareholders' support of our approach to executive compensation, and therefore the Compensation Committee did not significantly change its approach in 2016. We will hold annual say-on-pay votes until the next shareholders vote regarding the frequency of say-on-pay votes, which we expect to occur at the 2020 annual meeting of shareholders. The Compensation Committee will continue to consider the outcome of our say-on-pay vote, regulatory changes and emerging best practices when making future compensation decisions for the Named Executive Officers.
Role of the Compensation Committee.  The Compensation Committee is responsible for reviewing all compensation components for the Named Executive Officers annually, including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites.  The committee examines the total compensation mix, pay-for-performance relationship, and how all these elements in the aggregate comprise each executive's total compensation package to ensure that our compensation is competitive in the market place and that the mix of benefits accurately reflects our compensation philosophy.   The Compensation Committee operates under a written charter that establishes its responsibilities.  The Compensation Committee and the Board of Directors review the charter annually to ensure that the scope of the charter is consistent with the role of the committee.  A copy of the charter can be found on our website under the Investor Relations tab.
Use of Consultants.  The Compensation Committee has the authority to engage compensation consultants from time to time to assist it in the compensation governance process for determining the compensation of our Named Executive Officers.  The consultants provide expertise about competitive trends in the marketplace, including established and emerging compensation practices at other similarly situated companies.
The Compensation Committee did not use the services of a compensation consultant to assist in determining compensation of our Named Executive Officers or other officers during 2016.
Role of Management.  The executive officers who serve as a resource to the Compensation Committee are the President and Chief Executive Officer, with respect to compensation for the other Named Executive Officers, and the Chief Operating Officer and General Counsel and the Assistant Vice President and Director of Human Resources, with respect to compensation of other officers and employees of WaterStone Bank.  The executives provide the Compensation Committee with data, analyses, input and recommendation. The Compensation Committee considers our Chief Executive Officer's evaluation of each Named Executive Officer's performance and recommendation of appropriate compensation.  However, our Chief Executive Officer does not participate in any decisions relating to his own compensation.
Components of Executive Compensation and 2016 Decisions.  Our compensation program consists of four main components: base salary, annual incentives, long-term incentive/equity, and benefits and perquisites. The following section summarizes the role of each component, how decisions are made and the resulting 2016 decision process as it relates to the named executive officers.
Base Salary.  In determining the base salary of executive officers, the committee reviewed, among other things, third party surveys of peer institutions, the historical compensation of those officers under review and performance measures of Waterstone Financial, Inc. and its subsidiaries.  The Compensation Committee's executive base salary review and analyses for calendar year 2016 resulted in a $25,000 increase to $825,000 in base salary from 2015 to 2016 for the Chief Executive Officer.  The calendar 2016 average increase for our Named Executive Officers, excluding the Chief Financial Officer, was 3.1%.  The Compensation Committee concluded that the level of base salary did not need to be further raised in order to accomplish the objectives noted above.  Base salary for the president of the mortgage banking subsidiary, Waterstone Mortgage Corporation, resulted in a $9,000 increase to $309,000 in base salary from 2015 to 2016.

Bonus – WaterStone Bank.  Following shareholder approval of the Waterstone Financial, Inc. 2015 Equity Incentive Plan on March 3, 2015, the Compensation Committee of WaterStone Bank decided not to pay a cash bonus in 2016 to Named Executive Officers who are also officers of WaterStone Bank, but instead awarded equity incentives, which have been deemed to better align the long-term interests of Named Executive Officers with those of shareholders.  Additional details regarding equity incentives are provided below.

Bonus – Waterstone Mortgage Corporation. The President and Chief Operating Officer of Waterstone Mortgage Corporation are entitled to a bonus of 5.00% and 2.75%, respectively, of subsidiary pre-tax income in excess of 20% of Waterstone Mortgage Corporation's average equity during the year in which the bonus is earned, before bonus expense, as adjusted for (i) the difference between the cost of the intracompany line of credit provided by WaterStone Bank and third-party pricing, and (ii) $100,000, as the estimated value of support services provided by WaterStone Bank.  No bonus is payable if Waterstone Mortgage Corporation or WaterStone Bank becomes subject to a regulatory order caused or contributed to by the operations of Waterstone Mortgage Corporation.
Equity Incentives.  The Compensation Committee believes that equity-based compensation can provide an important incentive to executive officers while also aligning their interests with those of shareholders, since the value of the compensation will depend upon stock price performance.  The equity incentive elements of total compensation are intended to further the Compensation Committee's objectives of executive retention through longer vesting schedules and enhanced shareholder value due to the value of grants being tied to the trading price of our common stock.  All equity awards given to the Named Executive Officers of WaterStone Bank are at the discretion of the Committee and are generally subjective in nature. The Committee considers the position of the Named Executive Officer, the officer's level of influence and the corresponding ability to contribute toward the success of Waterstone Financial, Inc., and individual and corporate performance as well as the level of equity awards granted to individuals with similar positions at similar companies.
In March 2015, both restricted stock awards and option awards were granted to directors and WaterStone Bank executive officers, except for the Chief Financial Officer, under our 2015 Equity Incentive Plan.  In June 2016,  both restricted stock awards and option awards were granted to the Chief Financial Officer. See "Executive Compensation-Plan-Based Awards" for additional information about grants made to WaterStone Bank executive officers. The restricted stock awards granted to employees under this plan vest in five installments over four years with one installment vesting immediately upon grant.  The stock awards granted to directors under this plan vest in eight installments over seven years with one installment vesting immediately upon grant.
In March 2015, 50,000 and 30,000 stock option awards were granted to Mr. Egenhoefer and Mr. Gillespie, respectively. The grant price and the exercise price of the option awards granted were equal to the closing market price for our shares of common stock on the grant date.  These option awards vest in equal installments over a five years.
In the event of an involuntary termination of employment following a change in control, the unvested equity incentive awards held by each recipient will vest automatically.  The mutual-to-stock conversion of Lamplighter Financial, MHC was not considered a change in control.
The Employee Stock Ownership Plan is a tax-qualified retirement plan that benefits all eligible WaterStone Bank employees proportionately.  The Employee Stock Ownership Plan replaced WaterStone Bank's defined benefit pension plan and is not separately considered in the review and evaluation of annual executive compensation.  Employee Stock Ownership Plan allocations are made annually as of December 31 to all eligible WaterStone Bank employees.  An employee must complete a full year of service and be employed by us on December 31 in order to receive an annual allocation each year.  In the event of plan termination, all allocated benefits become fully vested immediately, any outstanding loan will be repaid from shares in the unallocated suspense account and the amounts remaining in the suspense account will be allocated to participant accounts proportionally.  Dividends paid with respect to shares of Waterstone Financial, Inc. stock in the unallocated suspense account may be used to repay any Employee Stock Ownership Plan loan.  To the extent the dividends exceeded the annual loan payment, the remaining dividend amount would cause additional shares to be allocated to participants or may be credited proportionately to participant accounts.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the section of this proxy statement entitled "Compensation Discussion and Analysis" with management.  Based on this review and discussion, the Compensation Committee recommended to the board of directors that the "Compensation Discussion and Analysis" be included in this proxy statement.

This report has been provided by the Compensation Committee:

Thomas E. Dalum, Chairman
Ellen S. Bartel
Patrick S. Lawton
Stephen J. Schmidt

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer, Principal Financial Officer and the four other most highly compensated executive officers of the Company ("Named Executive Officers") is described above in general and is shown in detail in the Executive Compensation and Compensation Discussion and Analysis sections.  Shareholders are urged to read the Executive Compensation and Compensation Discussion and Analysis sections of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, shareholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the compensation paid to the "named executive officers," as disclosed in the Company's Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to Item 402 Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the 2016 compensation tables and narrative discussion is hereby approved.

We will hold annual say-on-pay votes until the next shareholders vote regarding the frequency of say-on-pay votes, which we expect to occur at the 2020 annual meeting of shareholders.

This advisory vote, commonly referred to as a "say-on-pay" advisory vote, is non-binding on the board of directors.  Although non-binding, the board of directors and the compensation committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourage all shareholders to vote their shares on this matter.  The board of directors and the compensation committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Unless otherwise instructed, validly executed proxies will be voted "FOR" this resolution.

The board of directors unanimously recommends that you vote "FOR" the resolution set forth in Proposal 2.

EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table shows the compensation of our Named Executive Officers, including, Douglas S. Gordon, our principal executive officer and five other executive officers who received total compensation of more than $100,000 during the year ended December 31, 2016 (collectively, the "Named Executive Officers").  The "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column has been omitted because no listed individual earned any compensation during the listed years of a type required to be disclosed in this column.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Douglas S. Gordon Chief Executive Officer of Waterstone Financial and WaterStone Bank	2016 2015 2014	825,000 800,000 780,000	— — 700,000	— 3,187,500 —	— 486,000 —	— — —	67,320 56,031 46,930	892,320 4,529,531 1,526,930
Eric J. Egenhoefer President of Waterstone Mortgage Corporation	2016 2015 2014	309,000 300,000 250,000	— — —	— — —	— 162,000 —	853,963 507,250 50,000	6,000 9,213 6,600	1,168,963 978,463 306,600
William F. Bruss Chief Operating Officer and General Counsel of Waterstone Financial and WaterStone Bank	2016 2015 2014	291,500 283,000 275,000	— — 81,890	— 382,500 —	— 97,200 —	— — —	78,169 64,664 53,757	369,669 827,364 410,647
Mark R. Gerke Chief Financial Officer of Waterstone Financial and WaterStone Bank	2016	165,000	—	299,600	31,900	—	48,589	545,089
Rebecca M. Arndt Vice President, Retail Operations of WaterStone Bank	2016 2015 2014	171,500 166,500 161,500	— — 48,225	— 223,125 —	— 48,600 —	— — —	47,492 41,547 37,168	218,992 479,772 246,893
Kevin Gillespie Chief Operating Officer of Waterstone Mortgage Corporation	2016 2015	206,000 200,000	— —	— —	— 97,200	426,981 278,988	6,000 6,000	638,981 574,069
Allan R. Hosack (4) Former Chief Financial Officer of Waterstone Financial and WaterStone Bank	2016 2015 2014	71,985 237,000 190,246	— — 68,425	— 318,750 —	— 129,600 —	— — —	999 24,087 10,993	72,894 709,437 269,664
________________________________
(1)
Salary includes amounts contributed by participants in the WaterStone Bank 401(k) Plan.  Mr. Gordon's salary includes 401(k) contributions of $24,000 in 2016 and 2015 and $23,000 in 2014.  Mr. Bruss' salary includes 401(k) contributions of $16,466 in 2016, $13,478 in 2015, and $8,250 in 2014.  Mr. Gerke's salary includes a 401(k) contribution of $15,961 in 2016. Ms. Arndt's salary includes 401(k) contributions of $17,133 in 2016, $17,256 in 2015, and $16,117 in 2014.  Mr. Hosack's salary includes a 401(k) contribution of $999 in 2016, $18,000 in 2015, and $16,189 in 2014.  In 2016, a 401(k) matching contribution was made by WaterStone Bank in the amount of $626 for Mr. Gordon, $1,047 for Mr. Bruss, $1,533 for Mr. Gerke, and $1,647 for Ms. Arndt.  In 2015, a 401(k) matching contribution was made by WaterStone Bank in the amount of $602 for Mr. Gordon, $755 for Mr. Bruss, $1,818 for Mr. Hosack, and $1,645 for Ms. Arndt.  In 2014, a 401(k) matching contribution was made by WaterStone Bank in the amount of $900 for Mr. Gordon, $1,235 for Mr. Bruss, $1,645 for Mr. Hosack, and $1,612 for Ms. Arndt. Mr. Gillespie's salary includes a 401(k) contribution of $1,712 in 2016.  In 2016, a 401(k) matching contribution was made by Waterstone Mortgage Corporation in the amount of $734 for Mr. Gillespie.

(2)
Reflects the aggregate grant-date fair value of the stock and option awards granted during the years shown as calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in the valuation of these awards are included in the "Stock Based Compensation" footnote  to Waterstone Financial's audited financial statements for the years ended December 31, 2016, 2015 and 2014 included in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission.

(3)
For 2016, "All Other Compensation" includes Employee Stock Ownership Plan shares valued at $18.40 per share allocated on December 31, 2016 and totaling $61,842 for Mr. Gordon, $61,842 for Mr. Bruss, $35,770 for Mr. Gerke, and $39,983 for Ms. Arndt; club membership dues of $1,573 for Mr. Gordon, $7,199 for Mr. Bruss, $2,741 for Mr. Gerke, and $876 for Ms. Arndt; and personal use of company-owned vehicles equal to $3,904 for Mr. Gordon, $9,127 for Mr. Bruss, $3,885 for Mr. Gerke, $6,633 for Ms. Arndt, and $999 for Mr. Hosack.  Mr. Gerke received $6,193 for a discounted employee special terms program for home mortgage loans on principal residences. Mr. Egenhoefer and Mr. Gillespie were each paid a car allowance of $6,000 in 2016.

(4)	Mr. Hosack resigned from the Company, effective February 29, 2016.

Employment Agreements

Employment Agreement with Douglas S. Gordon.  Effective as of October 21, 2014, WaterStone Bank entered into an employment agreement with Douglas S. Gordon, President and Chief Executive Officer of WaterStone Bank, for a term continuing through December 31, 2018.  Commencing on January 1, 2016, and continuing on each January 1st anniversary date thereafter, the term of the agreement will renew for an additional year, such that the remaining term will always be three years, unless written notice of non-renewal is provided to Mr. Gordon at least 30 days prior to the anniversary date.  Under the agreement, Mr. Gordon's annual base salary for 2017 is $850,000.  In addition, Mr. Gordon is entitled to participate in the employee benefit plans, arrangements and perquisites offered by WaterStone Bank and is entitled to participate in any incentive compensation or bonus plan or arrangement of WaterStone Bank or Waterstone Financial in which he is eligible to participate.  The Bank will also pay or reimburse him for business expenses incurred, pay or reimburse him for annual country club dues and furnish him an automobile or reimburse him for the expense of leasing an automobile and for reasonable expenses associated with the use of such automobile.

In the event of Mr. Gordon's involuntary termination of employment for reasons other than cause, disability, death or retirement, or in the event Mr. Gordon resigns during the term of the agreement for "good reason" (as defined in the agreement), Mr. Gordon will receive a lump-sum severance payment equal to the sum of (i) his earned but unpaid salary as of the date of his termination of employment, (ii) the benefits he is entitled to as a former employee under the employee benefit plans maintained by WaterStone Bank or Waterstone Financial, (iii) the remaining base salary and bonuses Mr. Gordon would have earned if he had continued his employment for the remaining term of the Agreement and had earned a bonus and/or incentive award in each year in an amount equal to the average bonus and/or incentive award earned by him over the three calendar years preceding the year in which the termination occurs, (iv) the annual contributions or payments that would have been made on Mr. Gordon's behalf to any employee benefit plans of WaterStone Bank or Waterstone Financial as if Mr. Gordon had continued his employment with WaterStone Bank for the remaining term of the Agreement, and (v) the annual payments that would have been made related to membership in a country club and the use of an automobile for the remaining term of the Agreement.  In addition, all awards under the Wauwatosa Holdings 2006 Equity Incentive Plan and the Waterstone Financial, Inc. 2015 Equity Incentive Plan that would have vested had Mr. Gordon continued his employment with WaterStone Bank for the remaining term of the Agreement will vest as of the date of termination, provided that if the terms of the Incentive Plan do not allow for such vesting, WaterStone Bank will make a lump sum payment  to Mr. Gordon in an amount equal to the value to Mr. Gordon if such awards had become vested and, with respect to stock options, been exercised.  Upon the occurrence of an event of termination described above, Mr. Gordon will be entitled to continued life insurance coverage and non-taxable medical and dental insurance coverage for the remaining term of the agreement.

Upon termination of Mr. Gordon's employment by Waterstone Financial or WaterStone Bank following a change in control of Waterstone Financial or WaterStone Bank, or Mr. Gordon's resignation due to good reason following a change in control, Mr. Gordon will receive a lump sum payment within 30 days after the date of termination substantially similar to the payment that he would receive on such a termination without regard to a change in control, except that such payments will be calculated based on a remaining term of the agreement of 36 months.  In addition, all awards under the Wauwatosa Holdings 2006 Equity Incentive Plan and the Waterstone Financial, Inc. 2015 Equity Incentive Plan will vest as of the date of termination. Upon the occurrence of an event of termination described above, Mr. Gordon will be entitled to continued life insurance coverage and non-taxable medical and dental insurance coverage for a period of 36 months from the date of termination.

In the event of Mr. Gordon's disability and subsequent termination of employment, Mr. Gordon will receive the benefits provided under any disability program sponsored by Waterstone Financial or WaterStone Bank.  To the extent such benefits are less than Mr. Gordon's base salary at the date of termination, and less than 66 2/3% of Mr. Gordon's base salary after the first year following termination, Mr. Gordon will be entitled to the difference between the disability benefits provided under any disability program sponsored by Waterstone Financial or WaterStone Bank and his base salary for a period of one year.  After the first year following termination, Mr. Gordon will be entitled to the difference between the disability benefits provided under any disability program sponsored by Waterstone Financial or WaterStone Bank and 66 2/3% of Mr. Gordon's base salary, through the earliest to occur of the date of Mr. Gordon's death, recovery from disability or the date Mr. Gordon attains age 65.

In the event of Mr. Gordon's death during the term of the agreement, Mr. Gordon's beneficiary, legal representatives or estate will be paid Mr. Gordon's base salary for one year and WaterStone Bank will continue to provide Mr. Gordon's family the same medical, dental, and other health benefits that were provided by WaterStone Bank to Mr. Gordon's family immediately prior the Mr. Gordon's death, on the same terms, including cost.

In the event of termination due to Mr. Gordon's retirement, no amount or benefit will be due Mr. Gordon under the Agreement.

The employment agreement restricts Mr. Gordon from revealing confidential information of Waterstone Financial and WaterStone Bank.  In addition, for one year following termination of employment (other than upon termination following a change in control), Mr. Gordon may not compete with Waterstone Financial and WaterStone Bank or solicit or hire WaterStone Bank's employees.

Employment Agreement with Eric J. Egenhoefer.  Waterstone Mortgage Corporation is a party to an employment agreement with its President, Eric J. Egenhoefer.  The agreement has a term continuing through December 31, 2018, and will be extended at the end of each year for a period of one year unless terminated as provided in the agreement. Under the agreement, Mr. Egenhoefer is entitled to a base salary in 2017 of $318,270 and participation in company-wide employee benefits, including Waterstone Mortgage Corporation's 401(k) Plan and other qualified and non-qualified plans that may be maintained by the company.  Mr. Egenhoefer is also entitled to annual bonus compensation pursuant to the bonus formula set forth in the agreement.

Mr. Egenhoefer may terminate his employment for "good reason," which includes any material breach of the agreement by Waterstone Mortgage Corporation, including the failure, without "good cause" (as defined in the agreement), to pay the amounts due under the agreement on a timely basis.  In the event the agreement is terminated for good reason or in the event Waterstone Mortgage Corporation terminates Mr. Egenhoefer's employment for any reason other than "good cause," Mr. Egenhoefer will be entitled to receive his base salary through the remaining term of the agreement.  In the event of termination due to disability, Mr. Egenhoefer will receive any unpaid base salary earned prior to the effective date of termination and reimbursement of expenses to which Mr. Egenhoefer is entitled.  In the event of Mr. Egenhoefer's death during the term of the agreement, the agreement will terminate with no payment of severance compensation to Mr. Egenhoefer's estate.  Similarly, in the event of his termination for good cause, Mr. Egenhoefer will not be entitled to any severance compensation.

In the event of Mr. Egenhoefer's termination of employment, the agreement contains provisions which prevent him from soliciting business from customers of Waterstone Mortgage Corporation, withdrawing any customers' business, hiring any employees, consultants or personnel of Waterstone Mortgage Corporation, disclosing confidential information or competing with Waterstone Mortgage Corporation for one year following termination of employment.

Plan-Based Awards

The following table sets forth for the year ended December 31, 2016 certain information as to grants of plan-based awards.  The stock awards vest ratably in five installments, commencing with the first installment vesting on March 6, 2015, and each vesting installment on each subsequent anniversary of the date of grant. The stock options vest ratably over a five-year period commencing one year from the date of date and expire if not exercised prior to the end of the tenth year following the date of grant. The non-equity award granted to Mr. Egenhoefer is described above in "—Compensation Discussion and Analysis—Bonus-Waterstone Mortgage Corporation."  For further discussion and details regarding the accounting treatment and underlying assumptions relative to stock-based compensation, see Note 10, "Stock-Based Compensation," of the Notes to Consolidated Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Data" of Waterstone Financial, Inc.'s 2016 Form 10-K.

GRANTS OF PLAN-BASED AWARDS FOR THE YEAR ENDED DECEMBER 31, 2016
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
		Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Mark R. Gerke	6/21/2016	—	—	—	20,000	—	—	299,600
	6/21/2016	—	—	—	—	10,000	14.98	31,900
Eric J. Egenhoefer		—	507,250	—	—	—	—	—
Kevin P. Gillespie		—	278,988	—	—	—	—	—
_______________________
(1)
On an annual basis, Mr. Egenhoefer and Mr. Gillespie are entitled to earn a bonus under the criteria described under "—Compensation Discussion and Analysis—Bonus."  There is no minimum, target or maximum amount. Therefore, pursuant to Securities and Exchange Commission regulations, the target amount listed is based upon operating results for the year ended December 31, 2016 and equals the actual 2016 award.

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to outstanding equity awards as of December 31, 2016.  Grants were made under our 2006 and 2015 Equity Incentive Plans.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Douglas S. Gordon	30,000	120,000	(5)	12.75	3/4/2025	150,000	(2)	2,760,000
Eric J. Egenhoefer	38,865	—		3.47	10/20/2020	—		—
	10,000	40,000	(5)	12.75	3/4/2025	—		—
William F. Bruss	30,724	7,681	(5)	1.73	1/4/2022	5,487	(1)	100,961
	6,000	24,000	(5)	12.75	3/4/2025	18,000	(2)	331,200
Mark R. Gerke	—	3,292	(5)	1.73	1/4/2022	—		—
	2,000	8,000	(5)	12.75	3/4/2025	—		—
	—	10,000	(5)	14.98	6/21/2026	16,000	(3)	294,400
Rebecca M. Arndt	—	4,390	(5)	1.73	1/4/2022	3,292	(1)	60,573
	3,000	12,000	(5)	12.75	3/4/2025	10,500	(2)	193,200
Kevin P. Gillespie	6,000	24,000	(5)	12.75	3/4/2025	—		—
______________________
(1)
Consists of restricted shares awarded on January 4, 2012 under the 2006 Equity Incentive Plan.  The restricted shares vest in five annual increments of 20% each beginning on the first anniversary of the initial award.

(2)
Consists of restricted shares awarded on March 4, 2015 under the 2015 Equity Incentive Plan.  The restricted shares vest in five increments of 20% each beginning on the March 6, 2015 and subsequently on each anniversary of the initial award.

(3)
Consists of restricted shares awarded on June 21, 2016 under the 2015 Equity Incentive Plan.  The restricted shares vest in five increments of 20% each beginning on the June 22, 2016 and subsequently on each anniversary of the initial award.

(4)	Based on the $18.40 per share closing price of our common stock on December 31, 2016.
(5)	Options vest in five annual increments of 20% each beginning on the first anniversary of the grant date.

Option Exercises and Stock Vested.  The following table sets forth information with respect to option exercises and stock that vested during the year ended December 31, 2016.

OPTION EXERCISES AND STOCK VESTED DURING THE YEAR ENDED DECEMBER 31, 2016
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)
Douglas S. Gordon	274,325	240,258	50,000	701,000	(1)
Eric J. Egenhoefer	16,000	246,080	—	—
William F. Bruss	54,865	40,600	11,486	160,266	(2)
Mark R. Gerke	11,521	46,877	4,000	60,520	(3)
Rebecca M. Arndt	36,210	128,181	6,792	94,763	(4)
________________________________

(1)	Based on the $14.02 per share closing price of our common stock on March 7, 2016.
(2)
Of the total $160,266, $76,146 was based on 5,486 shares at the $13.88 closing price of our common stock on January 4, 2016 and $84,120 was based on 6,000 shares at the $14.02 closing price of our common stock on March 7, 2016.

(3)	Based on the $15.13 per share closing price of our common stock on June 22, 2016.
(4)
Of the total $94,763, $45,693 was based on 3,292 shares at the $13.88 closing price of our common stock on January 4, 2016 and $49,070 was based on 3,500 shares at the $14.02 closing price of our common stock on March 7, 2016.

Potential Payments Upon Termination or Change in Control

The following table sets forth estimates of the amounts that would become payable to our Named Executive Officers, under employment agreements and/or equity award agreements in the event of their termination of employment on December 31, 2016, under designated circumstances.  The table does not include vested or accrued benefits under any tax-qualified benefit plans that do not discriminate in scope, terms or operation in favor of Executive Officers or equity awards or other benefits in which the executive is vested without regard to the change in control.  The estimates shown are highly dependent on a variety of factors, including but not limited to the date of termination, interest rates, federal, state, and local tax rates, and compensation history.  Actual payments due could vary substantially from the estimates shown.  We consider each termination scenario listed below to be exclusive of all other scenarios and do not expect that any of our Executive Officers would be eligible to collect the benefits shown under more than one termination scenario. If a Named Executive Officer is terminated for "cause" as defined in the applicable agreement or award, we have no contractual payment or other obligations under the agreement.

	Mr. Gordon		Mr. Egenhoefer		Mr. Bruss		Mr. Gerke		Ms. Arndt		Mr. Gillespie

Discharge Without Cause or Resignation With Good Reason — no Change in Control
Severance payment	$3,045,607	(1)	$309,000	(1)	$—		$—		$—		$—
Medical, dental and life insurance benefits	46,771	(2)	—		—		—		—		—
Acceleration of vesting of stock options	678,000	(4)	—		—		—		—		—
Acceleration of vesting of restricted stock	2,760,000	(5)	—		—		—		—		—
Total	$6,530,378		$618,000		$—		$—		$—		$—

Discharge Without Cause or Resignation With Good Reason — Change in Control Related
Severance payment (lump sum)	$4,710,610	(3)	$309,000	(3)	$—		$—		$—		$—
Medical, dental and life insurance benefits	70,157	(2)	—		—		—		—		—
Acceleration of vesting of stock options	678,000	(4)	226,000	(4)	263,642	(4)	134,278	(4)	140,981	(4)	135,600	(4)
Acceleration of vesting of restricted stock	2,760,000	(5)	—		432,161	(5)	294,400	(5)	253,773	(5)	—
Total	$8,218,767		$844,000		$695,803		$428,678		$394,754		$135,600

Disability
Severance/disability payment	$3,575,000	(6)	$—		$—		$—		$—		$—
Acceleration of vesting of stock option	678,000	(4)	226,000	(4)	263,642	(4)	134,278	(4)	140,981	(4)	135,600	(4)
Acceleration of vesting of restricted stock	2,760,000	(5)	—		432,161	(5)	294,400	(5)	253,773	(5)	—
Total	$7,013,000		$226,000		$695,803		$428,678		$394,754		$135,600

Death
Salary continuation payment	$825,000		$—		$—		$—		$—		$—
Medical, dental and life insurance benefits	23,386		—		—		—		—		—
Acceleration of vesting of stock options	678,000	(4)	226,000	(4)	263,642	(4)	134,278	(4)	140,981	(4)	135,600	(4)
Acceleration of vesting of restricted stock	2,760,000	(5)	—		432,161	(5)	294,400	(5)	253,773	(5)	—
Total	$4,286,386		$226,000		$695,803		$428,678		$394,754		$135,600

_____________________________
(1)
The cash severance payment under Mr. Gordon's employment agreement equals (i) the remaining base salary and employee benefits to which he is entitled under his employment agreement over the remaining term of the agreement, assuming he had earned a bonus equal to the average bonus or incentive award earned over the three calendar years preceding the year of termination, as determined under the agreement; (ii) the annual contributions that would have been made on Mr. Gordon's behalf under any employee benefit plans in which he participated; and (iii) the annual payments towards country club dues and automobile lease and expenses that he would be entitled to for the remaining term of the agreement.  The severance payment is paid under Mr. Egenhoefer's employment agreement in the event of his termination for good reason.  The payment is equal to the remaining base salary to which he is entitled under his employment agreement over the remaining term of the agreement.

(2)
Mr. Gordon will be entitled to non-taxable medical and dental coverage and life insurance coverage for the remaining term of the agreement, in the event of a termination without cause or for good reason not related to a change in control.  In the event of an involuntary termination without cause or for good reason following a change in control, Mr. Gordon will be entitled to the continuation of the same benefits for a period of 36 months from the date of termination.

(3)
For Mr. Gordon, the cash severance benefit payable on an involuntary termination of employment or termination for good reason in connection with a change in control is the same as the payment in such a termination that occurs without regard to a change in control, except that such payments would be calculated utilizing the highest bonus or incentive award earned over the three calendar years preceding the year of termination and would be based on a 36-month term.  For Mr. Egenhoefer, the severance payment is paid under his employment agreement in the event of his termination for good reason.  The payment is equal to the remaining base salary to which he is entitled under his employment agreement over the remaining term of the agreement.

(4)
For Mr. Gordon, based on the cash difference between the exercise price of the option, which was $12.75, and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 120,000 unvested stock options.  For Mr. Egenhoefer, based on the cash difference between the exercise price of the option, which was $12.75, and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 40,000 unvested stock options.  For Mr. Bruss, based on the cash difference between the exercise price of the option ($1.73, on a split adjusted basis) and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 7,681 unvested stock options, as well as the cash difference between the exercise price of the option, which was $12.75, and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 24,000 unvested stock options.  For Mr. Gerke, based on the cash difference between the exercise price of the option ($1.73, on a split adjusted basis) and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 3,292 unvested stock options, the cash difference between the exercise price of the option, which was $12.75, and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 8,000 unvested stock options, as well as, the cash difference between the exercise price of the option, which was $14.98, and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 10,000 unvested stock options.  For Ms. Arndt, based on the cash difference between the exercise price of the option ($1.73, on a split adjusted basis) and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 4,390 unvested stock options, as well as the cash difference between the exercise price of the option, which was $12.75, and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 12,000 unvested stock options. For Mr. Gillespie, based on the cash difference between the exercise price of the option, which was $12.75, and the fair market value of our stock on December 31, 2016, which was $18.40, multiplied by 24,000 unvested stock options.

(5)
For Mr. Gordon, represents the fair market value on December 31, 2016 of 150,000 shares of restricted stock that would vest on the occurrence of the specified event.  For Mr. Bruss, represents the fair market value on December 31, 2016 of 23,487 shares of restricted stock that would vest on the occurrence of the specified event. For Mr. Gerke, represents the fair market value on December 31, 2016 of 16,000 shares of restricted stock that would vest on the occurrence of the specified event.  For Ms. Arndt, represents the fair market value on December 31, 2016 of 13,792 shares of restricted stock that would vest on the occurrence of the specified event.

(6)
In the event of Mr. Gordon's disability, to the extent that any disability benefits payable under a disability program sponsored by the Bank is less than his base salary during the first year after termination or less than 66-2/3% of his base salary after the first year of his termination, Mr. Gordon will receive a supplement to such disability benefit under the employment agreement to ensure that his aggregate disability benefit is equal to his base salary during the first year and equal to 66-2/3% of his base salary after the first year of his disability.  (This benefit can be provided under a supplemental disability policy providing such benefit, in lieu of providing it under the employment agreement.)

Director Compensation

Set forth below is summary compensation for each of our non-employee directors for the year ended December 31, 2016.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2016
Name	Fees earned or paid in cash ($)(1)	Total ($)
Ellen S. Bartel Nominating Committee Co-chairman	18,000	18,000
Thomas E. Dalum Compensation Committee Chairman	18,000	18,000
Michael L. Hansen Audit Committee Chairman	24,000	24,000
Patrick S. Lawton Chairman of the Board	30,000	30,000
Kristine A. Rappé Executive Committee Chairman	18,000	18,000
Stephen J. Schmidt Nominating Committee Co-chairman	18,000	18,000
_____________________
(1)	Includes annual retainer, committee and chairmanship fees.

As of December 31, 2016, Mr. Lawton had 30,000 unvested shares of restricted stock, Mr. Hansen had 24,000 unvested shares of restricted stock, and Messrs. Bartel, Dalum, Rappe, and Schmidt had 21,000 unvested shares of restricted stock, respectively.  Messrs. Bartel, Dalum, Hansen, Lawton, Rappe, and Schmidt had 12,500 vested but unexercised stock options and 87,500 unvested stock options, respectively.

In 2016, we paid each non-officer director annual meeting fees of $18,000. Additional annual fees paid to the Chairman of the Board totaled $12,000 and additional annual fees paid to the Chairman of the Audit Committee totaled $6,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, Waterstone Financial directors, its executive officers and any person holding more than 10% of the common stock are required to report their initial ownership of the common stock and any change in that ownership to the SEC.  Specific due dates for these reports have been established and we are required to disclose in this Proxy Statement any failure to file such reports by these dates during the last year. Based soley on our review of Forms 3, 4, and 5 during or for the year ended December 31, 2016, we believe that all of our filing requirements were satisfied on a timely basis for the year ended December 31, 2016.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of the compensation committee was an officer or employee of Waterstone Financial, WaterStone Bank or any subsidiary, nor did any of them have any other reportable interlock.
TRANSACTIONS WITH CERTAIN RELEATED PERSONS
WaterStone Bank has had, and expects to continue to have, regular business dealings with its officers and directors, as well as their associates and the firms which they serve.  Our historical policy has been that transactions with our directors and executive officers be on terms that are no more beneficial to the director or executive officer than we would provide to unaffiliated third parties.  Under our policies and procedures, all of our transactions with officers and directors require review, approval or ratification by the board of directors.  Directors and executive officers, and their associates, regularly deposit funds with WaterStone Bank.  The deposits are made on the same terms and conditions which are offered to other depositors.
In the ordinary course of business, WaterStone Bank makes loans available to its directors, officers and employees.  After six months of continuous employment, full-time employees of WaterStone Bank were entitled to receive a mortgage loan at a reduced interest rate, consistent with applicable laws and regulations.  In December 2005, the board discontinued the employee loan program for employee loans originated after March 31, 2006.  Employee loans at reduced interest rates originated on or before March 31, 2006 continue on their same terms.

The chart below lists the executive officers who participated in the employee mortgage loan program during the year ended December 31, 2016 and certain information with respect to their loans.  No directors or other executive officers of Waterstone Financial participated in the employee mortgage loan program during the year ended December 31, 2016.

Name	Largest Aggregate Balance 01/01/16 to 12/31/16	Interest Rate	Non-employee Interest Rate	Principal Balance 12/31/16	Principal Paid 01/01/16 to 12/31/16	Interest Paid 01/01/16 to 12/31/16

Mark R. Gerke	$210,967	1.72%	5.50%	$198,901	$11,883	$3,533

Name	Largest Aggregate Balance 01/01/15 to 12/31/15	Interest Rate	Non-employee Interest Rate	Principal Balance 12/31/15	Principal Paid 01/01/15 to 12/31/15	Interest Paid 01/01/15 to 12/31/15

William F. Bruss	$251,088	1.73%	5.50%	$—	$251,088	$2,103
Mark R. Gerke	$222,850	1.73%	5.50%	$210,967	$11,883	$3,727

Name	Largest Aggregate Balance 01/01/14 to 12/31/14	Interest Rate	Non-employee Interest Rate	Principal Balance 12/31/14	Principal Paid 01/01/14 to 12/31/14	Interest Paid 01/01/14 to 12/31/14

William F. Bruss	$261,631	1.65%	5.50%	$251,088	$10,543	$4,250

At the time of termination of employment with WaterStone Bank, the interest rate will be adjusted to the non-employee interest rate as set forth in the mortgage note.
These loans neither involve more than the normal risk of collection nor present other unfavorable features.  Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees.  Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the board of directors.  The interest rate on loans to directors and officers is the same as that offered to other employees.

Other than described above, and except for loans to directors made in the ordinary course of business that were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to WaterStone Bank and for which management believes neither involve more than the normal risk of collection nor present other unfavorable features, since January 1, 2016, the beginning of our last fiscal year, we and our subsidiaries have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors, executive officers or 5% or more shareholders have a direct or indirect material interest.
REPORT OF THE AUDIT COMMITTEE
The audit committee of the Waterstone Financial board of directors was created in accordance with Section 3(a)(58)(a) of the Exchange Act.  The audit committee's functions include meeting with our independent registered public accounting firm and making recommendations to the board regarding the independent registered public accounting firm; assessing the adequacy of internal controls, accounting methods and procedures; review of public disclosures required for compliance with securities laws; and consideration and review of various other matters relating to the our financial accounting and reporting.  No member of the audit committee is employed by or has any other material relationship with us other than as a customer or shareholder.  The members are "independent" as defined in Rule 5605(a)(2) of the NASDAQ listing standards.  The board of directors has adopted a written charter for the audit committee which can be found on our website.
In connection with its function to oversee and monitor our financial reporting process, the audit committee has done the following:
•	reviewed and discussed the audited financial statements for the year ended December 31, 2016 with management;
•
discussed with RSM US LLP, our independent registered public accounting firm, those matters which are  required to be discussed under Public Company Accounting Oversight Board (United States) ("PCAOB") Auditing Standard No. 1301; and

•	received the written disclosures and the letter from RSM US LLP required by PCAOB and has discussed with RSM US LLP its independence.

This report has been provided by the audit committee:
Michael L. Hansen, Chairman
Ellen S. Bartel
Thomas E. Dalum
Kristine A. Rappé

Based on the foregoing, the audit committee recommended to the board that those audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016.  In addition, the audit committee also considered the fees paid to RSM US LLP for services provided by RSM US LLP during the year ended December 31, 2016.

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of RSM US LLP has audited the books and records of Waterstone Financial as of and for the year ended December 31, 2016 and has served as Waterstone Financial's principal independent accountant since June 3, 2014.  Representatives of  RSM US LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.
The Audit Committee of the Board of Directors has selected RSM US LLP as our independent registered public accountants for the fiscal year ended December 31, 2016.  We are submitting the selection of independent registered public accountants for shareholder ratification at the annual meeting.  If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain RSM US LLP, but may still retain them.
As reflected in the tables below, Waterstone Financial incurred fees in fiscal years 2016 and 2015 for professional services provided by RSM US LLP related to those periods.

	Year Ended
	December 31, 2016	December 31, 2015

Audit Fees ………………	$241,800	$226,400
Total	$241,800	$226,400

Audit fees consist of professional services rendered for the audit of our financial statements and review of our Forms 10-Q.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Registered Public Accounting Firm

The  audit committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The audit committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All audit services for the past two fiscal years were pre-approved by the audit committee.

SHAREHOLDER PROPOSALS AND NOTICES
Shareholder proposals must be received by the Secretary of Waterstone Financial, William F. Bruss, no later than December 7, 2017 in order to be considered for inclusion in next year's annual meeting proxy materials pursuant to Securities and Exchange Commission Rule 14a-8.
Under Securities and Exchange Commission rules relating to the discretionary voting of proxies at shareholder meetings, if a proponent of a matter for shareholder consideration (other than a shareholder proposal) fails to notify Waterstone Financial at least 45 days prior to the month and day of mailing the prior year's Proxy Statement, then management proxies are allowed to use their discretionary voting authority if a proposal is raised at the annual meeting, without any discussion of the matter in the Proxy Statement.  Therefore, any such matters must be received by February 21, 2017 in the case of the 2017 annual meeting of shareholders.  Waterstone Financial is not aware of any such proposals for the 2016 annual meeting.
Our Bylaws provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting of shareholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, our Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days' notice or prior public disclosure of the date of the annual meeting is provided to shareholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.
The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person's qualification under Article 2, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor rule or regulation.  Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.
The date on which the next Annual Meeting of Shareholders is expected to be held is May 16, 2017. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than February 15, 2018 and no later than February 25, 2018.  If notice is received before February 15, 2018 or after February 25, 2018, it will be considered untimely, and we will not be required to present the matter at the shareholders meeting.

By Order of the Board of Directors
William F. Bruss
Executive Vice President and Secretary

Wauwatosa, Wisconsin
April 6, 2017

We will provide a copy of the Waterstone Financial Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2016 (without exhibits) without charge to any record or beneficial owner of our common stock on the written request of that person directed to:  Mark R. Gerke, Chief Financial Officer, Waterstone Financial, Inc., 11200 W. Plank Ct., Wauwatosa, WI  53226.  The 10-K provides a list of exhibits, which will be provided for a reasonable fee to reflect duplication and mailing costs; exhibits are also available through the Securities and Exchange Commission's website at www.sec.gov.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.
WATERSTONE FINANCIAL, INC. c/o Continental Proxy Services – 8th Floor 17 Battery Place, New York NY 10004–1123
Waterstone Financial, Inc. 11200 West Plank Court, Wauwatosa, WI 53226
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on May 16, 2017

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2017 Annual Meeting of Shareholders of Waterstone Financial, Inc. will be held at WaterStone Bank SSB, 11200 West Plank Court, Wauwatosa, Wisconsin, on May 16, 2017, at 9:00 AM (local time).

Proposals to be considered at the Annual Meeting:
(1)	Electing two directors each to serve for a three year term;
(2)	Approving an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement;
(3)	Ratifying the selection of RSM US LLP as Waterstone Financial, Inc.'s independent registered public accounting firm; and
transactions such other business as may properly come before the 2017 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, and "FOR" Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.
COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

The Proxy Materials are available for review at:
http://www.cstproxy.com/wsbonline/2017

Waterstone Financial, Inc.
11200 West Plank Court, Wauwatosa, WI 53226

Important Notice Regarding the Availability Of Proxy Materials For the 2017
Annual Meeting of Shareholders to Be Held On May 16, 2017

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/wsbonline/2017

-	Company's Annual Report for the year ended December 31, 2016.
-	Company's 2017 Proxy Statement.
-	Company's Proxy Card.
-	Any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 11, 2017 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.  You must reference your company ID., proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/wsbonline/2017
or
By email at:  proxy@continentalstock.com

Please include the company name and your account number in the subject line.

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.
Vote by Internet or Telephone - QUICK * * * EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

WATERSTONE FINANCIAL, INC.
Your phone or Internet vote authorizes the named
proxies to vote your shares in the same manner as if
you marked, signed and returned your proxy card.
Votes submitted electronically over the Internet or
by telephone must be received by 7:00 p.m., Eastern
Time, on May 15, 2017.

INTERNET/MOBILE - www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
PHONE - 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

● FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ●

PROXY	Please mark your votes like this	☒
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED,
WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3 AND IN THE PROXIES'
DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.  THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":
1. Election of Directors	FOR all	WITHOUT AUTHORITY		3. Ratifying the selection of RSM US LLP as	FOR	AGAINST	ABSTAIN
(1) Michael Hansen	Nominees listed to the left	to vote (except as marked to the contrary for all nominees listed to the left)		Waterstone Financial, Inc.'s independent registered public accounting firm.	☐	☐	☐
(2) Stephen Schmidt	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)				THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.

2. Approving an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐	COMPANY ID:
PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2017.
 Note:  Please sign exactly as name appears heron.  When shares are held by joint owners, both should sign, but only one signature is required.  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 16, 2017

The proxy statement and our 2016 Annual Report to Stockholders are available at http://www.cstproxy.com/wsbonline/2017


● FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ●

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
WATERSTONE FINANCIAL, INC.
The undersigned appoints the Board of Directors of Waterstone Financial, Inc.  (the "Board of Directors"), and each of them, as proxies, each with full powers of substition, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Waterstone Financial, Inc. held of record by the undersigned at the close of business on March 22, 2017, at the Annual Meeting of Stockholders of Waterstone Financial, Inc. to be held on May 16, 2017, at 9:00 AM Central time or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(continued and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.
Vote by Internet or Telephone - QUICK * * * EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

WATERSTONE FINANCIAL, INC.
Your phone or Internet instruction authorizes the
ESOP Trustee to vote your shares in the same
manner as if you marked, signed and returned
your ESOP Vote Authorization form.  Instructions
submitted electronically over the Internet or by
telephone must be received by 7:00 p.m., Eastern
Time, on May 9, 2017.

INTERNET/MOBILE -
www.cstproxyvote.com
Use the Internet to transmit your voting instructions.
Have your ESOP Vote Authorization Form available when
you access the above website.  Follow the prompts to
vote your shares.

PHONE - 1 (866) 894-0537
Use a touch-tone telephone to transmit your
voting instructions.  Have your ESOP Vote Authorization
Form available when you call.  Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE ESOP VOTING AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL - Mark, sign and date your ESOP Vote Authorization Form and return it in the postage-paid envelope provided.

● FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ●

ESOP VOTE AUTHORIZATION FORM	Please mark your votes like this	☒
THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION
IS INDICATED, WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.  IF ANY OTHER
BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED BY THE ESOP
TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE ESOP.  THIS ESOP VOTE AUTHORIZATION
FORM IS SOLICITED BY THE ESOP TRUSTEE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":
1. Election of Directors	FOR all	WITHOUT AUTHORITY		3. Ratifying the selection of RSM US LLP as	FOR	AGAINST	ABSTAIN
(1) Michael Hansen	Nominees listed to the left	to vote (except as marked to the contrary for all nominees listed to the left)		Waterstone Financial, Inc.'s independent registered public accounting firm.	☐	☐	☐
(2) Stephen Schmidt	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)				THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.

2. Approving an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐	COMPANY ID:
PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2017.
 Note:  Please sign exactly as name appears heron.  When shares are held by joint owners, both should sign, but only one signature is required.  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 16, 2017

The proxy statement and our 2016 Annual Report to Stockholders are available at http://www.cstproxy.com/wsbonline/2017


● FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ●

ESOP VOTE AUTHORIZATION FORM
THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED BY THE ESOP TRUSTEE
WATERSTONE FINANCIAL, INC.

The ESOP participant signing on the reverse side hereby directs the ESOP Trustee to vote all shares of common stock of Waterstone Financial, Inc., as to which the ESOP participant is entitled to direct the voting at the Annual Meeting of Shareholders, to be held at WaterStone Bank SSB, 11200 West Plank Court, Wauwatosa, Wisconsin at 9:00 AM Central Time, on May 16, 2017. The ESOP Trustee is authorized to cast all votes with respect to the shares held in the ESOP participant account as indicated on the reverse side.

THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED. IF NO CONTRARY INSTRUCTION IS MADE, THE ESOP VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF THE NOMINEES IN PROPOSAL 1, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3.

THE ESOP TRUSTEE WILL VOTE ANY SHARES FOR WHICH IT HAS RECEIVED NO VOTING INSTRUCTIONS AND SHARES WHICH PARTICIPANTS VOTE TO "ABSTAIN" IN THE SAME PROPORTION AS IT VOTES SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM THE PARTICIPANTS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED BY THE ESOP TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE ESOP. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(continued and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.
Vote by Internet or Telephone - QUICK * * * EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

WATERSTONE FINANCIAL, INC.
Your phone or Internet instruction authorizes the
401(k) Trustee to vote your shares in the same
manner as if you marked, signed and returned
your 401(k) Vote Authorization form.  Instructions
submitted electronically over the Internet or by
telephone must be received by 7:00 p.m., Eastern
Time, on May 9, 2017.

INTERNET/MOBILE -
www.cstproxyvote.com
Use the Internet to transmit your voting instructions.
Have your 401(k) Vote Authorization Form available when
you access the above website.  Follow the prompts to
vote your shares.

PHONE - 1 (866) 894-0537
Use a touch-tone telephone to transmit your
voting instructions.  Have your 401(k) Vote Authorization
Form available when you call.  Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE 401(k) VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL - Mark, sign and date your 401(k) Vote Authorization Form and return it in the postage-paid envelope provided.

● FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ●

401(k) VOTE AUTHORIZATION FORM	Please mark your votes like this	☒
THIS 401(k) VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION
IS INDICATED, WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.  IF ANY OTHER
BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS 401(k) VOTE AUTHORIZATION FORM WILL BE VOTED BY THE 401(k)
TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE 401(k).  THIS 401(k) VOTE AUTHORIZATION
FORM IS SOLICITED BY THE ESOP TRUSTEE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":
1. Election of Directors	FOR all	WITHOUT AUTHORITY		3. Ratifying the selection of RSM US LLP as	FOR	AGAINST	ABSTAIN
(1) Michael Hansen	Nominees listed to the left	to vote (except as marked to the contrary for all nominees listed to the left)		Waterstone Financial, Inc.'s independent registered public accounting firm.	☐	☐	☐
(2) Stephen Schmidt	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)				THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSALS 1, AND "FOR" PROPOSALS 2 AND 3.

2. Approving an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐	COMPANY ID:
PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2017.
 Note:  Please sign exactly as name appears heron.  When shares are held by joint owners, both should sign, but only one signature is required.  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 16, 2017

The proxy statement and our 2016 Annual Report to Stockholders are available at http://www.cstproxy.com/wsbonline/2017


● FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ●

401(k) VOTE AUTHORIZATION FORM
THIS 401(k) VOTE AUTHORIZATION FORM IS SOLICITED BY THE ESOP TRUSTEE
WATERSTONE FINANCIAL, INC.

The 401(k) participant signing on the reverse side hereby directs the 401(k) Trustee to vote all shares of common stock of Waterstone Financial, Inc., as to which the 401(k) participant is entitled to direct the voting at the Annual Meeting of Shareholders, to be held at WaterStone Bank SSB, 11200 West Plank Court, Wauwatosa, Wisconsin at 9:00 AM Central Time, on May 16, 2017. The 401(k) Trustee is authorized to cast all votes with respect to the shares held in the 401(k) participant account as indicated on the reverse side.

THIS 401(k) VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED. IF NO CONTRARY INSTRUCTION IS MADE, THE 401(k) VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF THE NOMINEES IN PROPOSAL 1, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3.
THE 401(k) TRUSTEE WILL VOTE ANY SHARES FOR WHICH IT HAS RECEIVED NO VOTING INSTRUCTIONS AND SHARES WHICH PARTICIPANTS VOTE TO "ABSTAIN" IN THE SAME PROPORTION AS IT VOTES SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM THE PARTICIPANTS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS 401(k) VOTE AUTHORIZATION FORM WILL BE VOTED BY THE 401(k) TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE 401(k). AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(continued and to be marked, dated and signed, on the other side)